Exhibit 99.2

November 2009 Ticker: EGBN www.eaglebankcorp.com

1 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. For further information on the Company please contact: Michael T. Flynn Executive Vice President 240-497-2040 mflynn@eaglebankcorp.com

2 History of Growth Founding members had extensive banking experience Raised $16.5 million in initial subscription offering 1997* Commenced operations with three Maryland branches - July, 1998 Second subscription offering raised $30 million - 2003* Reached $500 million in assets in 2004 Fidelity & Trust Financial Corporation (“F&T”) acquisition completed - August 31, 2008 Private placement of $12.15 million of subordinated debt - August, 2008 $38.2 million of TARP Preferred Stock - December, 2008 Reached $1.5 billion in assets – April, 2009 $55 million common stock offering – September, 2009 *1997, 2003 and 2009 subscription offerings were over subscribed

3 Summary Statistics – September 30, 2009 Note: Data at September 30, 2009 unless otherwise noted. Total Assets: $1.6 Billion Loans: $1.3 Billion Deposits: $1.3 Billion Tangible Common Equity: $160 Million Tangible Common Book Value per Share: $8.23 Shares Outstanding: 19,505,339 TARP Preferred: $38.2 million Headquarters: Bethesda, Maryland Market Capitalization (at October 30, 2009): $183 Million Insider Ownership: 18% Member of Russell 3000 (Added June 26, 2009) Yes

4 Company Overview Eagle Bancorp, Inc. is a rapidly growing commercial bank headquartered in Bethesda, Maryland o $1.6 billion in assets, focused on Washington, DC Metro Area with 14 branches o Commercially oriented business model with deep relationships on loan and deposit side of balance sheet o 3rd largest Maryland bank headquartered and operating in Maryland o Expanded franchise in 2008 through acquisition of F&T Positioned as an alternative solution between small community banks and regional / money center banks o Growth oriented culture based on sales and service o Provides customers with immediate access to senior management/decision-makers with local market knowledge o Largest in deposit market share in Washington, DC (proper) of any locally-based bank, and 6th largest locally-based bank in the Metro Area o Quickly becoming the leading community bank in the Washington, DC Metro Area Note: Financial data at September 30, 2009. Deposit market share data as of June 30, 2009.

5 EagleBank Locations Branch Locations Maryland 8 Washington, DC 5 Virginia 1 Current Total 14 Branches in Process 1 Total 15 Bethesda Tysons Corner Montgomery County Prince George’s County Alexandria Arlington Fairfax County Loudoun County Washington, DC

6 Experienced Senior Management Team Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 22 11 Robert P. Pincus Vice Chairman 36 1 Michael T. Flynn EVP & COO - Eagle Bancorp 38 5 Susan G. Riel Sr. EVP & COO - EagleBank 33 11 Thomas D. Murphy President - Retail Banking - EagleBank 36 11 Martha Foulon-Tonat EVP & Chief Lending Officer 29 11 Janice L. Williams EVP & Chief Credit Officer 15 6 James H. Langmead EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 38 4

7 Why Invest in EGBN? Driven by Profitability Superior Net Interest Margin Emphasis on Core Deposits and Deep Relationship Banking Strong Organic Growth Geographic Market Positioning Experienced and Dedicated Board and Management Team Exceptional Asset Quality Record Conservative Securities Portfolio Proven Ability to Execute Acquisitions

8 Proven Acquisition Capabilities Evaluated many acquisition opportunities in 11 year history and only pursued one transaction – F&T Acquisition of F&T completed on August 31, 2008 System conversion successfully completed one week after close Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers Contributions from key F&T employees have been meaningful to relationship growth Adopted best practices of both companies

9 Key Financial Attributes Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware. Source: SNL Financial EGBN Peers Growth Rates (CAGR 2000 - Sept. 30, 2009): Loan Growth 31.78% 17.49% Deposit Growth 29.81% 11.18% EPS Growth 12.26% (12.40%) Tangible Book Value Per Share Growth 12.70% 3.37% Key Ratios (at or for the quarter ended Sept. 30, 2009): Net Interest Margin 3.77% 3.56% NPAs + 90 Days Past Due/Total Assets 1.63% 2.13% Allowance Loan Losses/Gross Loans 1.51% 1.30% Tangible Common Equity/Tangible Assets 9.56% 6.99%

10 Consistent Balance Sheet Growth $1,683 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 Millions of Dollars 00Q1 00Q3 01Q1 01Q3 02Q1 02Q3 03Q1 03Q3 04Q1 04Q3 05Q1 05Q3 06Q1 06Q3 07Q1 07Q3 08Q1 08Q3 09Q1 09Q3 Total Assets EGBN CAGR 31.4% Peer CAGR : 17.4%1 EGBN CAGR 24.9% (Excluding F&T Acquisition) (1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware, less the following given these peers had not reported all shown total asset data points: The Bancorp, Inc., Burke & Herbert Bank & Trust Company, Community Bankers Trust Corporation, Carter Bank & Trust Source: SNL Financial

11 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Thousands of Dollars 00Q1 00Q3 01Q1 01Q3 02Q1 02Q3 03Q1 03Q3 04Q1 04Q3 05Q1 05Q3 06Q1 06Q3 07Q1 07Q3 08Q1 08Q3 09Q1 09Q3 Net Income Available to Common TARP Dividend Net Income EGBN Net Income CAGR: 38.2% Peer CAGR: (12.9%)1 $2,742 EGBN Net Income Available to Common CAGR: 34.7% (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware, less the following given these peers had not reported all shown net income available to common data points: The Bancorp, Inc., Burke & Herbert Bank & Trust Company , Community Bankers Trust Corporation, Carter Bank & Trust Source: SNL Financial

12 Pre-Tax, Pre-Provision Income (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware, less the following given these peers had not reported all shown pre-tax pre-provision net revenue data points: The Bancorp, Inc., Burke & Herbert Bank & Trust Company , Community Bankers Trust Corporation, Carter Bank & Trust Source: SNL Financial $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 Millions of Dollars 00Q1 00Q3 01Q1 01Q3 02Q1 02Q3 03Q1 03Q3 04Q1 04Q3 05Q1 05Q3 06Q1 06Q3 07Q1 07Q3 08Q1 08Q3 09Q1 09Q3 Quarterly Pre-Tax Pre-Provision Net Revenue Peer CA GR: 10.7% ¹ E GBN CA GR: 40. 3% $6,224

13 Loan Portfolio Composition Loan Portfolio by Type Loan Portfolio by Location Total Gross Loans: $1.3 Billion Note: At September 30, 2009 Loan Portfolio by Type Other Consumer 0.4% Home Equity 6.6% C&I 25.0% Owner Occupied CRE 1 4.4% Income Producing CRE 34.3% Residential Mortgage 0.7% Construction & Land 18.6% Loan Portfolio by Location Other VA 4.1% Loudoun 1.5% Prince William 1.4% Fairfax 8.4% Arlington 0.9% Alexandria 1.4% Washington DC 34.0% Other US A 3.2% Montgomery 27.5% Prince George's 8.8% Other MD 8.7%

14 Geographic Detail of Loan Portfolio Note: At September 30, 2009 .. Concentration in quality markets: Washington, DC and Montgomery County, Fairfax County .. Low levels of exposure to markets hit hardest by real estate downturn County C&I Owner Occupied CRE Income Producing CRE Residential Mortgage Construction & Land Home Equity Other Consumer TOTAL % of TOTAL Maryland Montgomery 119,406 57,261 99,614 2,055 22,813 58,479 2,875 362,503 27.5% Prince George's 18,225 18,637 57,591 516 19,045 2,048 175 116,237 8.8% Other MD 16,582 13,935 50,508 1,243 29,236 3,555 125 115,184 8.7% Washington, DC 96,867 66,757 161,171 1,277 108,140 12,660 551 447,423 34.0% Virginia Alexandria 4,476 8,869 2,500 1,601 - 1,053 226 18,725 1.4% Arlington 3,379 - 5,746 1,000 420 1,020 135 11,700 0.9% Fairfax 47,080 10,944 38,737 - 8,567 3,887 1,342 110,557 8.4% Loudoun 5,153 381 9,950 337 2,341 1,290 - 19,452 1.5% Prince William 2,484 2,613 1,463 - 11,918 315 11 18,804 1.4% Other VA 1,961 8,382 12,432 260 30,640 831 71 54,577 4.1% Other USA 11,632 1,554 11,484 755 13,269 2,075 1,158 41,927 3.2% Total 327,245 189,333 451,196 9,044 246,389 87,213 6,669 1,317,089 100% Commercial Real Estate

15 Detail of Loan Portfolio Note: At September 30, 2009 Construction Loans by Type Income Producing CRE by Type Total: $170.9 Million Total: $451.2 Million Education 4.3% Industrial 0.4% Land 1.0% Mixed Use 15.5% Mixed Use - Predom Retail/Comm 4.1% Multifamily 13.4% Office 3.9% Entertainment 0.5% Storage 2.3% Special Use 4.9% Single & 1-4 Family 23.1% Retail - Single Tenant 0.7% Residential Condo 24.5% Church 1.3% Coop 0.0% Comm Condo 1.0% Education 0.4% Gas Station 0.2% Health Care 2.2% Multifamily 11.2% Mixed U se - Predom Retail /Comm 2.9% Mixed Use 7.2% Leasehold DOT 1.7% Land 3.9% Industrial 5.6% Hotel /Motel 7.3% Office 21.4% Residential Condo 3.6% Restaurant 2.2% Retail 4.3% Retail - 2/3 Tenant 1.5% Retail - 4+/Strip Center 5.9% Retail - Single Tenant 2.3% Single & 1-4 Family 10.9% Special Use 1.2% Storage 1.8%

16 Credit Quality .. 2 consecutive quarters of reductions in NPA’s .. Allowance is being maintained at 1.50% or higher .. If adjusted for impairment reserves related to the F&T acquisition, the allowance would be 2.10% As of 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/2009 9/30/2009 30-89 Days Past Due 2,401 $ 1,987 $ 7,909 $ 14,123 $ 19,740 $ 7,762 $ 11,499 $ Non-performing Assets 90 or more days past due - $ - $ 248 $ - $ 10,909 $ - $ - $ Non-accrual 11,711 $ 11,554 $ 20,749 $ 25,457 $ 35,585 $ 30,993 $ 22,775 $ Total Non-performing loans 11,711 $ 11,554 $ 20,997 $ 25,457 $ 46,494 $ 30,993 $ 22,775 $ Other Real Estate Owned (OREO) - $ - $ 65 $ 909 $ 3,289 $ 3,081 $ 4,581 $ Total Non-Performing Assets 11,711 $ 11,554 $ 21,062 $ 26,366 $ 49,783 $ 34,074 $ 27,356 $ NPAs + 90 Days Past Due/Assets 1.30% 1.26% 1.45% 1.76% 3.33% 2.14% 1.63% Reserves 8,733 $ 9,154 $ 17,119 $ 18,403 $ 19,051 $ 19,650 $ 19,929 $ Reserves/Loans 1.15% 1.15% 1.46% 1.45% 1.50% 1.50% 1.51% Reserves/NPLs 74.56% 79.23% 81.53% 72.29% 40.98% 63.40% 87.50% Charge offs (Quarterly) NCOs/Average Loans 0.01% 0.20% 0.23% 0.05% 0.29% 0.35% 0.48%

17 .. Commercial focus drives growth of Non-Interest Bearing Demand accounts .. Taking market share from regional/super-regional banks, but demanding relationship pricing .. Quickly becoming the leading community bank in Washington DC Metro Area Deposit Composition Wholesale CD's 7% Core CD's 35% Savings and Money Market 36% Interest Bearing Transaction 4% Noninterest Bearing 18% As of DEPOSIT MIX September 30, 2009 Deposit Type % of Balance Total Noninterest Bearing 233,994 $ 18% Interest Bearing Transaction 55,513 4% Savings & Money Market 475,138 36% Co re CD's 468,929 35% Wholesale CD's 98,428 7% Total Deposits 1,332,002 $ 100%

18 Superior Relationships/Net Interest Margin Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware. Source: SNL Financial F&T closed August 31, 2008 Repriced $104 million of F&T CDs in 2009 3.77% 3.56% 3.25 3.75 4.25 4.75 5.25 1Q2004 2Q2004 3Q2004 4Q2004 1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006 3Q2006 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 4Q2008 1Q2009 2Q2009 3Q2009 Net Interest Margin (%) EGBN Peers

19 Market Information –Washington, DC Metropolitan Statistical Area .. Population 6.3 Million .. 4th largest market in the U.S. .. Employment 2.9 Million .. Average annual job creation is 43,000 .. Highest in net new job growth in the U.S. over last decade .. Washington DC Metro area is the No.2 hub for the fastest growing private companies in U.S. (according to Inc. Magazine’s Inc. 5000 list) .. Gross Regional Product (GRP) $454 Billion .. Federal Government Spending is 33.3% of GRP .. 3.7% CAGR in GRP over last decade Source: Greater Washington Initiative 2009 Regional Report

20 Other 7.0% Associations 2.2% Hospitality 2.0% International 4.8% Other Federal 15.2% Federal Procurement 18.1% Local Business 38.9% Non-Local Business 11.8% Greater Washington Economy 2009 Note: Other includes Health/Education, Media Source: George Mason University, Center for Regional Analysis Total Federal Spending of 33.3%

Deposit Market Share

WASHINGTON, DC METROPOLITAN AREA
(Dollar Values in Thousands)

Rank	Local Rank	Ticker	Company Name	Headquarters City	State	Branches in List		Deposit Market Share June 30,2009 Balance	%
1	1	COF	Capital One	McLean	VA	217	$	30,665,416	22.82%
2		BAC	Bank of America	Charlotte	NC	184		17,804,181	13.25%
3		WFC	Wells Fargo & Co	San Francisco	CA	150		16,691,687	12.42%
4		STI	SunTrust	Atlanta	GA	181		13,173,819	9.80%
5		BBT	BB&T Corp	Winston-Salem	NC	185		12,450,288	9.26%
6		PNC	PNC Bank	Pittsburgh	PA	165		7,675,874	5.71%
7		C	Citibank	New York	NY	39		4,205,997	3.13%
8		MTB	M&T Bank Corp	Buffalo	NY	126		3,468,888	2.58%
9			HSBC Bank	London		10		2,374,294	1.77%
10		UBSI	United Bank	Parkersburg	WV	37		2,261,128	1.68%
11	2	VCBI	Virginia Commerce Bank	Arlington	VA	28		2,191,741	1.63%
12	3	SASR	Sandy Spring Bank	Olney	MD	31		2,121,170	1.58%
13	4	BHRB	Burke & Herbert Bank & Trust	Alexandria	VA	20		1,476,080	1.10%
14			Toronto Dominion Bank	Toronto		28		1,317,784	0.98%
15	5	CFNL	Cardinal Financial Corp	McLean	VA	25		1,270,279	0.95%
16	**6**	**EGBN**	**Eagle Bancorp, Inc.**	**Bethesda**	**MD**	**13**		**1,259,717**	**0.94%**
17			Acacia Federal Savings Bank	Falls Church	VA	1		1,024,872	0.76%
18	7	MBRG	Middleburg Financial Corp	Middleburg	VA	8		838,366	0.62%
19	8		Presidential Bank, FSB	Bethesda	MD	9		550,638	0.41%
20	8	ANCX	Access National Corp	Reston	VA	5		544,911	0.41%
21	10	ABVA	Alliance Bank Corp	Chantilly	VA	6		516,585	0.38%
22	11	UBSH	Union Bank & Trust	Bowling Green	VA	12		483,362	0.36%
23	12	FBSS	Fauquier Bank	Warrenton	VA	8		412,892	0.31%
24	13	ABKH	American Bank Holdings	Greenbelt	MD	6		411,685	0.31%
25	14	TCFC	Community Bank of Tri-County	Waldorf	MD	7		384,554	0.29%
			All Others			242		8,825,678	6.57%
				Total		1,743	$	134,401,886	100%

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Note: Shaded companies in grey denote those companies headquartered outside of Washington, D.C. Metro Area. Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.
Source: FDIC, as of June 30, 2009

21

22 Looking Ahead .. Focus on organic growth o Take advantage of dislocation in market o Increase Northern Virginia footprint o Focus on relationships to increase deposit penetration .. Profitability o Continued focus on Net Interest Margin o Diligent expense control to improve Efficiency Ratio o Lower effective tax rate o Intend to repay TARP ($38.2 million) as economy stabilizes .. Potential acquisitions .. Continued emphasis on credit quality

23 Appendices

24 Loan Portfolio Trends .. Focus on reducing construction as a percentage of the overall portfolio .. Continued effort to grow core C&I lending .. Grow core CRE if LTVs, yields and deposits are attractive vs. historical levels As of As of As of Annualized September 30, 2008 June 30, 2009 September 30, 2009 Growth Rate Loan Type % of % of % of Balance Total Balance Total Balance Total % Commercial & Industrial 302,534 $ 25.8% 317,657 $ 24.2% 327,245 $ 24.8% 8.2% Commercial Real Estate: Owner Occupied 169,733 14.5% 191,036 14.5% 189,333 14.4% 11.5% Income Producing 329,179 28.1% 427,622 32.6% 451,196 34.3% 37.1% Land 76,402 6.5% 83,467 6.4% 75,563 5.7% -1.1% Construction 197,407 16.9% 191,646 14.6% 170,876 13.0% -13.4% Residential Mortgage 10,000 0.9% 8,678 0.7% 9,044 0.7% -9.6% Home Equity 76,374 6.5% 85,336 6.5% 87,213 6.6% 14.2% Other Consumer 8,954 0.8% 7,952 0.6% 6,619 0.5% -26.1% Total Loans 1,170,583 $ 100% 1,313,394 $ 100% 1,317,089 $ 100% 12.5%

25 Loan Portfolio by Risk Rating .. Loan portfolio and risk ratings reviewed by independent, third-party credit review quarterly Portfolio by Risk Rating 4000 - Acceptable 33.7% 5000 - Acceptable with Risk 13.4% 6000 - Watch 2.7% 7000 - Special Mention 2.7% 8000 - Substandard 3.1% 9000 - Doubtful 0.2% 3000 - Good 36.1% 2000 - Excellent 8.1% 1000 - Prime 0.1% 9999 - Loss 0.0% (Dollar Values in Thousands) September 30, 2009 Risk Rating Balance % of Loans 1000 - Prime 1,159 0.09% 2000 - Excellent 107,193 8.14% 3000 - Good 475,188 36.08% 4000 - Acceptable 442,925 33.63% 5000 - Acceptable with Risk 177,391 13.47% 6000 - Watch 35,118 2.67% 7000 - Special Mention 35,053 2.66% 8000 - Substandard 40,306 3.06% 9000 - Doubtful 2,756 0.21% 9999 - Loss - 0.00% 1,317,089 100.0%

26 .. Commercial focus drives growth of Non-interest Bearing Demand accounts .. Taking business from regional/super-regional banks, but demanding relationship pricing .. Still have tremendous opportunity based on current market share in DC Metro Area Deposit Composition As of As of As of Annualized September 30, 2008 June 30, 2009 September 30, 2009 Growth Rate Deposit Type % of % of % of Balance Total Balance Total Balance Total Noninterest Bearing 214,160 $ 18.8% 231,171 $ 18.5% 233,994 $ 17.6% 9.3% Interest Bearing Transaction 62,177 5.5% 55,624 4.5% 55,513 4.2% -10.7% Savings & Money Market 281,215 24.7% 375,007 30.0% 475,138 35.7% 69.0% Core CD's 454,498 40.0% 465,841 37.3% 468,929 35.2% 3.2% Wholesale CD's 125,317 11.0% 120,587 9.7% 98,428 7.4% -21.5% Total Deposits 1,137,367 $ 100% 1,248,230 $ 100% 1,332,002 $ 100% 17.1%

27 .. Portfolio has $5.3 million of net unrealized gains at September 30, 2009 .. No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs .. Average life of portfolio is 3.2 years Conservative Securities Portfolio (Dollar Va lues in Thousands) September 30, 2009 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Treasury Securities $0 $0 $0 $0 0.00% US Government Agency Securities 61,580 55023 62,107 28.73% Mortgage Backed Securities - GSEs 119,918 3,829 2123,745 55.94% Municipal Bonds 22,414 999 3 3 23,380 10.46% Federal Reserve and FHLB Stock 10,053 0 0 10,053 4.69% Other Equity Investments 396 0 2 9 367 0.18% Total Securities $214,361 $5,378 $8 7 $219,652 100.00% June 3 0, 2 009 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Treasury Securities $0 $0 $0 $0 0.00% US Government Agency Securities 15,722 32219 16,025 8.94% Mortgage Backed Securities - GSEs 128,813 2,388 33 4130,867 73.24% Municipal Bonds 20,89 50474 20,421 11.88% Federal Reserve and FHLB Stock 10,045 0 0 10,045 5.71% Other Equity Investments 396 0 4 4 352 0.23% Total Securities $175,871 $2,710 $87 1 $177,710 100.00% September 30, 200 8 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Treasury Securities $44,991 $0 $8 6 $44,905 21.13% US Government Agency Securities 76,075 1,004 1 6 77,063 35.73% Mortgage Backed Securities - GSEs 77,593 936 6 1 78,468 36.45% Municipal Bonds 5,062 0 38 7 4,675 2.38% Federal Reserve and FHLB Stock 7,771 0 0 7,771 3.65% Other Equity Investments 1,396 0 36 3 1,033 0.66% Total Securities $212,888 $1,940 $91 3 $ 213,915 100.00%

28 Fidelity & Trust Acquisition .. Strategic Matters: .. Strong cultural match .. Both institutions were growth oriented .. Both institutions were “high touch” .. Both institutions were “well connected” to community .. Financial Matters: .. Stock-for-stock transaction - 1,638,031 shares issued .. Acquisition cost - $13.1 million .. Business Matters: .. Additional six banking offices in Maryland, Washington, DC and Tysons Corner .. 79 additional employees .. Total assets acquired: $471 million .. Total loans acquired: $361 million .. Total securities acquired: $ 99 million .. Total deposits acquired: $385 million Note: F&T balance sheet data at August 31, 2008.

29 Experienced Management Team Ronald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate development and management activities. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation (“Fidelity”) and its wholly owned subsidiary, Fidelity & Trust Bank (“F&T Bank”), Mr. Pincus served as Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

30 Experienced Management Team Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc. Mr. Flynn has been with EagleBank for 6 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 37 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia and the Maryland Banking School. Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer, previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 29 years of experience in the commercial banking industry. Thomas D. Murphy, President, Retail Banking Division Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 11 years and has served as President – Maryland Division of the Bank since June 2006. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 34 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

31 Experienced Management Team Martha Foulon-Tonat, EVP, Chief Lending Officer Ms. Foulon-Tonat is one of the founding officers and has been with EagleBank for 11 years. She previously served at Allegiance Bank from January 1990 to December 1997. She was Senior Vice President and Chief Lending Officer. Prior to her service at Allegiance Bank, Ms. Foulon-Tonat served at various commercial banks in the area. She has over 25 years of experience in the commercial banking industry. Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past six years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland. James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

32 Historical Balance Sheet (Dollars Values in Thousands) Sept 30, 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Assets Cash and Equivalents $11,168 $6,644 $27,700 $29,435 $55,729 $33,996 $33,832 $20,142 $29,837 $111,688 Securities Available for Sale 32,398 39,439 70,675 82,581 64,098 68,050 91,140 87,117 169,079 219,652 Total Cash and Securities 43,566 46,083 98,375 112,016 119,827 102,046 124,972 107,259 198,916 331,340 Gross Loans HFI 117,718 182,256 236,860 317,533 415, 509 549,212 625,773 716,677 1,265,640 1,317,089 Loan Loss Reserves 1,142 2,111 2,766 3,680 4, 240 5,985 7,373 8,037 18,403 19,929 Loans Held for Sale 0 5,673 5,546 3,649 2, 208 2,924 2,157 2,177 2,718 1,068 Total Net Loans 116,576 185,818 239,640 317,502 413, 477 546,151 620,557 710,817 1,249,955 1,298,228 Real Estate Owned 0 0 0 0 0 0 0 0 909 4,581 Total Intangibles 0 0 0 0 0 0 0 0 2,348 4,447 Total Servicing Rights 0 0 0 0 0 0 255 236 185 145 Other Assets 3,940 4,932 9,814 13,479 20, 149 24,055 27,667 28,088 44,514 44,032 Total Assets $164,082 $236,833 $347,829 $442,997 $553, 453 $672,252 $773,451 $846,400 $1,496,827 $1,682,773 Liabilities Deposits $135,857 $195,688 $278,434 $335,514 $462, 287 $568,893 $628,515 $630,936 $1,129,380 $1,332,002 FHLB Borrowings 0 8,000 18,333 14,333 6, 333 0 30,000 52,000 105,000 30,000 Repurchase Agreements 12,118 15,127 29,654 38,709 23, 983 32,139 38,064 76,408 98,802 79,301 Trust Preferred 0 0 0 0 0 0 0 0 0 0 Subordinated Debt 0 0 0 0 0 0 0 0 12,150 29,300 Other Liabilities 585 886 1,380 1,429 2, 316 6,256 3,956 5,890 9,124 10,654 Total Liabilities 148,560 219,701 327,801 389,985 494, 919 607,288 700,535 765,234 1,354,456 1,481,257 Equity Preferred Equity 0 0 0 0 0 0 0 0 36,312 36,531 Common Equity 15,145 16,943 19,636 52,741 58, 436 65,584 73,169 80,582 103,707 161,830 Net Unrealized Gain 377 189 392 271 98 (620) (253) 584 2,352 3,155 Total Equity 15,522 17,132 20,028 53,012 58, 534 64,964 72,916 81,166 142,371 201,516 Total Liabilities and Equity $164,082 $236,833 $347,829 $442,997 $553,453 $672,252 $773,451 $846,400 $1,496,827 $1,682,773 Balance Sheet Analysis (%) Total Gross Loans/ Total Assets 71. 74 76.96 68.10 71.68 75.08 81.70 80.91 84.67 84.55 78.27 Loans/ Deposits 86. 65 93.14 85.07 94.64 89.88 96.54 99.56 113.59 112.07 98.87 Reserves/ Loans 0. 97 1.12 1.14 1.15 1.02 1.08 1.17 1.12 1.45 1.51 Annualized Growth Rates (%) Asset Growth Rate 44.93 44.34 46.87 27.36 24.93 21.47 15.05 9.43 76.85 16.57 Loans Held For Investment Growth Rate 84. 35 54.82 29.96 34.06 30.86 32.18 13.94 14.53 76.60 5.46 Deposit Growth Rate 49.31 44.04 42.28 20.50 37.78 23.06 10.48 0.39 79.00 23.97

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2000	2001	2002	2003	2004	2005	2006	2007	2008	LTM Sept 30, 2009
Total Interest Income	$10,501	$14,121	$16,661	$18,403	$24,195	$36,726	$50,318	$57,077	$65,657	$82,829
Total Interest Expense	4,549	5,998	5,170	3,953	4,328	8,008	17,880	23,729	23,676	26,804
Net Interest Income	5,952	8,123	11,491	14,450	19,867	28,718	32,438	33,348	41,981	56,025
Loan Loss Provision	581	979	843	1,175	675	1,843	1,745	1,643	3,979	6,591
Service Charges on Deposits	350	704	1,038	1,216	1,255	1,153	1,386	1,491	2,410	3,256
Gain/ Loss on Sale of Loans	0	148	438	671	952	1,245	1,114	1,036	426	1,652
BOLI Revenue	0	0	85	250	385	401	406	455	466	460
Other Noninterest Income	72	114	209	402	708	920	816	2,198	1,062	430
Total Noninterest Income	422	966	1,770	2,539	3,300	3,719	3,722	5,180	4,364	5,798
Gain/ Loss on Sale of Securities	(71)	358	337	311	453	279	124	6	2	1,484
Compensation and Benefits	2,445	3,449	4,452	5,847	8,204	10,503	12,230	14,167	16,728	20,747
Occupancy & Equipment	890	1,220	1,648	2,111	2,655	3,470	3,835	4,829	5,424	7,361
Marketing Expense	108	144	197	244	280	473	587	465	1,054	1,519
Professional Fees	NA	NA	NA	160	434	759	801	611	1,054	589
Technology and Communications	253	349	NA	NA	NA	NA	NA	NA	NA	NA
Amortization of Intangibles	0	0	0	0	0	0	0	0	62	77
Foreclosed & Repo	0	0	0	0	0	0	0	0	0	167
Other Noninterest Expense	967	1,283	2,233	2,645	3,379	3,755	4,371	4,849	6,495	12,193
Total Noninterest Expense	4,663	6,445	8,530	11,007	14,952	18,960	21,824	24,921	30,817	42,653
Net Income Before Taxes	1,059	2,023	4,225	5,118	7,993	11,913	12,715	11,970	11,551	14,063
Income Taxes	0	269	1,558	1,903	2,906	4,369	4,690	4,269	4,123	4,934
Net Income	1,059	1,754	2,667	3,215	5,087	7,544	8,025	7,701	7,428	9,129
Preferred Dividends	0	0	0	0	0	0	0	0	177	1,944
Net Income Available to Common	$1,059	$1,754	$2,667	$3,215	$5,087	$7,544	$8,025	$7,701	$7,251	$7,185
Earnings per Share	$0.20	$0.31	$0.46	$0.42	$0.48	$0.70	$0.74	$0.71	$0.62	$0.56

33